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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): December 29, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S9
                  --------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-132375-15

                                   CWHEQ, INC.
                    (Exact name of the depositor as specified
                     in its charter) Commission File Number
                          of the depositor: 333-132375

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)


                  Delaware                               87-0698310
                  --------                               ----------
     (State or Other Jurisdiction of         (I.R.S. Employer Identification
              Incorporation) No.)


    4500 Park Granada
  Calabasas, California                                           91302
  ---------------------                                          -------
(Address of Principal Executive                                 (Zip Code)
                      Offices of the Depositor)

        The depositor's telephone number, including area code (818) 225-3000
                                                              --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.
            ------------



     On December 29, 2006, CWHEQ, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S9.



Mortgage Loan Statistics

     The statistical information regarding the Mortgage Loans that was contained in the related Prospectus Supplement, dated December 28, 2006, was based on a Statistical Calculation Pool of Statistical Calculation Pool Mortgage Loans. The Tables annexed hereto as Exhibit 99.1 contain certain statistical information regarding the Mortgage Loans that were actually purchased on the Closing Date by the Company and assigned to the Trustee.


     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans in as of the Cut-off Date and annexed hereto as Exhibit 99.1. Other than with respect to rates of interest, all percentages in the Tables were calculated based on the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.




----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated December 28, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S9.



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


Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

        (a) Financial statements of business acquired.
            -----------------------------------------

                  Not applicable.

        (b) Pro forma financial information.
            -------------------------------

                  Not applicable.

        (c) Exhibits.
            --------

      99.1  Collateral Tables.





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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWHEQ, INC.



                                                     By: /s/ Darren Bigby
                                                         ------------------
                                                         Name: Darren Bigby
                                                         Title: Vice President



Dated:  January 12, 2007




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



                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

99.1     Collateral Tables                                                 6








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